UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                       January 2, 1996
                                    -------------------------------------------

                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

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
Delaware                                                 0-13265                            59-2225346
(State or other jurisdiction of incorporation)      (Commission File Number)             (IRS Employer Identification No.)
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    6168 St. Andrews Road, Columbia, South Carolina              29212
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:          (803) 772-8840
                                                    ----------------------------


                                    No Change
              (Former name or former address, if changed since last
                                    report.)




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Item 5.  Other Events.


On December 28, 1995, UCI Medical Affiliates, Inc. announced it received approval for inclusion in the NASDAQ Small Cap Market listings. Effective Tuesday, January 2, 1996, UCI Medical Affiliates, Inc. began trading as a NASDAQ Small Cap company under its existing symbol UCIA. A copy of the News Release is attached hereto as Exhibit 99 (page 4 of 4).



Item 7.           Financial Statements and Exhibits.


                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                           Exhibit 99, News Release, dated December 28, 1995.



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                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ M.F. McFarland, III, M.D.                            /s/ Jerry F. Wells, Jr.
President, Chief Executive Officer and                   Chief Financial Officer
Chairman of the Board



Date:             January 12, 1996



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